                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                140 GARDEN STREET - HARTFORD, CONNECTICUT 06154
                                 1-800-322-CMIA


                                 March 31, 1995


   Connecticut Mutual Investment Accounts, Inc. (Company) is an open-end management investment company consisting of ten separate mutual funds. The
Accounts being offered hereby are: CMIA National Municipals Account (National Account), CMIA California Municipals Account (California Account), CMIA Massachusetts Municipals Account (Massachusetts Account), CMIA New York Municipals Account (New York Account) and CMIA Ohio Municipals Account (Ohio Account) (each, an Account and collectively, the Accounts). Shares of the Accounts are available only where they may be legally sold.

   The National Account is designed for investors seeking current income exempt from regular federal income tax. The California, Massachusetts, New York and Ohio Accounts are designed for investors seeking current income exempt from both regular federal income tax and from personal income tax of their respective states (and in the case of the New York Account, New York City personal income taxes). In seeking current income, each Account invests its assets in a corresponding open-end investment company (Portfolio) having the same investment objective as the Account, rather than directly investing in and managing its own portfolio of securities as an historically structured mutual fund would.

   Each Portfolio has engaged the services of Boston Management and Research, a wholly owned subsidiary of Eaton Vance Management, as its investment adviser (Investment Adviser). The shares of each Account are distributed and underwritten by G.R. Phelps & Co., Inc., (G.R. Phelps) an indirect wholly owned subsidiary of Connecticut Mutual Life Insurance Company.

   The Prospectus contains important information, including how the Accounts invest and the services available to shareholders. A Statement of Additional Information (SAI), dated March 31, 1995, has been filed with the Securities and Exchange Commission (SEC). The SAI is incorporated herein by reference and is legally considered a part of this Prospectus. The SAI is available free upon request by calling 1-800-322-CMIA.

                                ----------------

     THESE  SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
     SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
       COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR  ANY
        STATE  SECURITIES  COMMISSION  PASSED  UPON  THE  ACCURACY OR
           ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO  THE
                      CONTRARY  IS  A  CRIMINAL  OFFENSE.
                                ----------------

  SHARES OF THE ACCOUNTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE ACCOUNTS INVOLVE INVESTMENT RISKS,
  INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE
                             PRINCIPAL INVESTMENT.
                                ----------------

        PLEASE READ THIS PROSPECTUS BEFORE INVESTING AND KEEP IT ON FILE
                           FOR FUTURE REFERENCE.

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                                ---------------
                                   PROSPECTUS
                                ----------------

                               TABLE OF CONTENTS

                                                                                    PAGE
                                                                                   ---------
EXPENSE INFORMATION..............................................................       3
FINANCIAL HIGHLIGHTS.............................................................       5
THE COMPANY IN DETAIL............................................................       6
    INVESTMENT OBJECTIVE AND POLICIES............................................       6
    THE PORTFOLIOS' INVESTMENTS..................................................       8
    THE PORTFOLIOS' INVESTMENT TECHNIQUES........................................      13
    OTHER INFORMATION CONCERNING THE PORTFOLIOS..................................      15
    THE COMPANY AND ITS ACCOUNTS.................................................      16
    THE PORTFOLIOS...............................................................      17
    THE PORTFOLIOS' MANAGER......................................................      18
    BREAKDOWN OF EXPENSES........................................................      19
    DIVIDENDS, CAPITAL GAINS AND TAXES...........................................      21
    PERFORMANCE..................................................................      25
YOUR ACCOUNT.....................................................................      27
    HOW TO BUY SHARES............................................................      27
    SHARE PRICE..................................................................      29
    REINSTATEMENT PRIVILEGE......................................................      31
    HOW TO SELL SHARES...........................................................      31
    INVESTOR SERVICES............................................................      34
SHAREHOLDER AND ACCOUNT POLICIES.................................................      36
    TRANSACTION DETAILS..........................................................      36
    EXCHANGE RESTRICTIONS........................................................      37
APPENDIX A.......................................................................     A-1
APPENDIX B.......................................................................     B-1
APPENDIX C.......................................................................     C-1

                              EXPENSE INFORMATION

 EXPENSES

    The following table lists transaction and estimated operating expenses for the current fiscal year related to an investment in each of the Accounts.


                                             NATIONAL   CALIFORNIA  MASSACHUSETTS   NEW YORK      OHIO
                                             ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT
                                            ----------  ----------  -------------  ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).....       4.00%       4.00%        4.00%         4.00%       4.00%
Deferred Sales Load (as a percentage of
  original purchase price or redemption
  proceeds, as applicable)(1).............       None        None         None          None        None
Exchange Fee(2)...........................       None        None         None          None        None
ANNUAL OPERATING EXPENSES OF EACH ACCOUNT
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees...........................        .45%        .50%         .46%          .48%        .46%
12b-1 Fees(3).............................        .00         .00          .00           .00         .00
Other Expenses(4)
  (after expense limitation)..............        .35         .30          .34           .32         .34
                                                  ---         ---          ---           ---         ---
Total Operating Expenses of each
  Account.................................        .80%        .80%         .80%          .80%        .80%
                                                  ---         ---          ---           ---         ---
                                                  ---         ---          ---           ---         ---

---------
(1) Purchases of $500,000 or more are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 12 months after the calendar month of purchase. See SHARE PRICE--CONTINGENT DEFERRED SALES CHARGE.

(2) All exchanges in excess of 12 exchanges in a 12-month period are subject to an exchange fee of .75% of the net asset value of the shares redeemed. See "Exchange Restrictions."

(3) The Fund's distributor, G.R. Phelps, has voluntarily agreed not to impose any reimbursement to which it may be entitled pursuant to each Account's Rule 12b-1 distribution plan. No Account is expected to pay any amounts pursuant to a Rule 12b-1 distribution plan during the fiscal year ending September 30, 1995. In the absence of such a voluntary agreement, each Account would pay up to .25% of the Account's average daily net assets.

(4) G.R. Phelps has voluntarily and temporarily agreed to limit or otherwise absorb each Account's operating expenses except taxes and interest on borrowed money, if any, to limit the operating expenses of each Account to .80% of the Account's average daily net assets. In the absence of such an agreement by G.R. Phelps, the estimated total operating expenses of the National Account, California Account, Massachusetts Account, New York Account and Ohio Account for the period from October 3, 1994 (inception) to December 31, 1994 would have been 1.71%, 1.43%, 1.42%, 1.44% and 1.35%, respectively.

 EXAMPLE: Assuming that an Account's annual return is 5% and that its operating expenses are exactly as described above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                              NATIONAL     CALIFORNIA      MASSACHUSETTS      NEW YORK        OHIO
                                               ACCOUNT       ACCOUNT          ACCOUNT          ACCOUNT       ACCOUNT
                                             -----------  -------------  -----------------  -------------  -----------
    After 1 year..........................       $48           $48              $48              $48           $48
    After 3 years.........................        65            65               65               65            65

   The purpose of the above table and Example is to summarize the aggregate expenses of each Account and its corresponding Portfolio and to assist investors in understanding the various costs and expenses that investors in an Account will bear directly or indirectly. See, "Breakdown of Expenses." THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The Directors of the Company believe that over time the aggregate per share expenses of an Account and its corresponding Portfolio should be approximately equal to the per share expenses which each Account would incur if the Company retained the services of an investment adviser on behalf of each Account and the assets of an Account were invested directly in the type of securities being held by its corresponding Portfolio. Other investment companies with different distribution arrangements and fees are investing in the Portfolios and additional such companies may do so in the future. See "The Portfolios--Special Information on the Account/Portfolio Investment Structure." Since the Accounts do not yet have operating histories, the percentages indicated as ANNUAL OPERATING EXPENSES OF EACH ACCOUNT and the amounts included in the Examples above are based on each Account's and its corresponding Portfolio's projected fees and expenses for the Account's current fiscal year.

 CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
 FINANCIAL HIGHLIGHTS
 For the period from October 3, 1994 (Inception) to December 31, 1994
 (Unaudited)


    The following information has been derived from the Accounts' unaudited financial statements as of December 31, 1994 which are included in the Statement of Additional Information.

    Selected data for a share of capital stock outstanding throughout the period:

                                                NET REALIZED                                                        RATIO OF
                                  DIVIDENDS     & UNREALIZED      DISTRIBUTIONS     NET ASSET     NET ASSET         OPERATING
                                  FROM NET       GAIN (LOSS)    FROM NET REALIZED   VALUE AT      VALUE AT         EXPENSES TO
YEAR ENDED     NET INVESTMENT    INVESTMENT          ON              GAIN ON        BEGINNING        END             AVERAGE
DECEMBER 31        INCOME          INCOME        INVESTMENTS       INVESTMENTS      OF PERIOD     OF PERIOD       NET ASSETS(B)
-------------  ---------------  -------------  ---------------  -----------------  -----------  -------------  -------------------
NATIONAL MUNICIPALS ACCOUNT
   1994(a)           $.09           $(.09)          $(.07)             $--           $10.00          $9.93              .77%
CALIFORNIA MUNICIPALS ACCOUNT
   1994(a)           $.12           $(.12)          $(.50)             $--           $10.00          $9.50              .75%
MASSACHUSETTS MUNICIPALS ACCOUNT
   1994(a)           $.13           $(.13)          $(.40)             $--           $10.00          $9.60              .77%
NEW YORK MUNICIPALS ACCOUNT
   1994(a)           $.10           $(.10)          $(.39)             $--           $10.00          $9.61              .80%
OHIO MUNICIPALS ACCOUNT
   1994(a)           $.08           $(.08)          $(.32)             $--           $10.00          $9.68              .80%

                                      RATIO OF NET
                RATIO OF INTEREST   INVESTMENT INCOME   NET ASSETS
                   EXPENSES TO             TO            AT END OF       ANNUAL
YEAR ENDED           AVERAGE             AVERAGE        PERIOD (IN       TOTAL
DECEMBER 31       NET ASSETS(B)       NET ASSETS(B)     THOUSANDS)     RETURN(C)
-------------  -------------------  -----------------  -------------  ------------
NATIONAL MUNICIPALS ACCOUNT
   1994(a)            .04%                6.08%             $  777         0.20%
CALIFORNIA MUNICIPALS ACCOUNT
   1994(a)            .03%                5.89%             $1,299        -3.84%
MASSACHUSETTS MUNICIPALS ACCOUNT
   1994(a)            .07%                5.85%             $   35        -2.68%
NEW YORK MUNICIPALS ACCOUNT
   1994(a)            .10%                5.67%             $   83        -2.86%
OHIO MUNICIPALS ACCOUNT
   1994(a)            .02%                5.68%             $   86        -2.36%

----------
(a) For the period from October 3, 1994 (Inception) to December 31, 1994
(b) Annualized
(c) Annual total returns do not include the effect of sales charges

                             THE COMPANY IN DETAIL

INVESTMENT OBJECTIVE AND POLICIES

   Each Account has its own investment objective and policies which are designed to meet specific investment goals and, except as noted below, can be changed without shareholder approval. There can be no guarantee, however, that the Accounts will meet their goals.

NATIONAL ACCOUNT

   THE NATIONAL ACCOUNT IS A DIVERSIFIED SERIES OF THE COMPANY. THE NATIONAL ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX. The National Account seeks to achieve its investment objective by investing its assets in the National Municipals Portfolio (National Portfolio), a separate registered investment company sponsored by Eaton Vance Management (Eaton Vance). Under normal market conditions and as a matter of fundamental policy, the National Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the National Portfolio will invest at least 80% of their respective assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular Federal income tax.

   At least 65% of the National Portfolio's net assets will normally be invested in obligations which are rated Baa or higher by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Ratings Group (S&P) or Fitch Investors Service, Inc. (Fitch) or, if unrated, determined by the Investment Adviser to be of investment grade quality (investment grade obligations). Up to 35% of the National Portfolio's net assets may be invested in obligations which are rated below Baa by Moody's or BBB by S&P and Fitch (but not rated lower than B) or, if unrated, determined by the Investment Adviser to be of comparable quality (below investment grade obligations). Securities rated below BBB or Baa are commonly known as "junk bonds" and are subject to greater credit and market risks as described under the caption, "--The Portfolios' Investments--Portfolio Quality--Risk Factors."

CALIFORNIA ACCOUNT

   THE CALIFORNIA ACCOUNT IS A DIVERSIFIED SERIES OF THE COMPANY. THE CALIFORNIA ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM BOTH REGULAR FEDERAL INCOME TAX AND CALIFORNIA PERSONAL INCOME TAX. The California Account seeks to achieve its investment objective by investing its assets in the California Tax Free Portfolio (California Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the California Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the California Portfolio will invest at least 80% of their respective assets in debt obligations issued by or on behalf of the State of California and its political subdivisions, the interest on which is exempt from the regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax, and is exempt from California personal income tax.

   At least 75% of the California Portfolio's net assets will normally be invested in investment grade obligations and up to 25% of the California Portfolio's net assets may be invested in below investment grade obligations.

MASSACHUSETTS ACCOUNT

   THE MASSACHUSETTS ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE MASSACHUSETTS ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND MASSACHUSETTS STATE PERSONAL INCOME TAXES. The Massachusetts Account seeks to achieve its investment objective by investing its assets in the Massachusetts Tax Free Portfolio (Massachusetts Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the Massachusetts Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the Massachusetts Portfolio will invest at least 80% of their respective net assets in debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam (the "Territories"), the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Massachusetts state personal income taxes.

   At least 70% of the Massachusetts Portfolio's net assets will normally be invested in investment grade obligations and up to 30% of the Massachusetts Portfolio's assets may be invested in below investment grade obligations.

NEW YORK ACCOUNT

   THE NEW YORK ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE NEW YORK ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES. The New York Account seeks to meet its investment objective by investing its assets in the New York Tax Free Portfolio (New York Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the New York Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the New York Portfolio will invest at least 80% of their respective net assets in debt obligations issued by or on behalf of the State of New York and its political subdivisions, and the governments of the Territories, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from New York State and New York City personal income taxes.

   At least 70% of the New York Portfolio's net assets will normally be invested in investment grade obligations and up to 30% of the New York Portfolio's assets may be invested in below investment grade obligations.

OHIO ACCOUNT

   THE OHIO ACCOUNT IS A NON-DIVERSIFIED SERIES OF THE COMPANY. THE OHIO ACCOUNT'S INVESTMENT OBJECTIVE IS TO PROVIDE CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX AND OHIO STATE

PERSONAL INCOME TAX. The Ohio Account seeks to achieve its investment objective by investing its assets in the Ohio Tax Free Portfolio (Ohio Portfolio), a separate registered investment company sponsored by Eaton Vance. Under normal market conditions and as a matter of fundamental policy, the Ohio Account (either directly or indirectly through another open-end management investment company with substantially the same investment objective, policies and restrictions) and the Ohio Portfolio will invest at least 80% of their respective net assets in debt obligations issued by or on behalf of the State of Ohio and its political subdivisions, and the governments of the Territories, the interest on which is exempt from regular Federal income tax, is not a tax preference item under the Federal alternative minimum tax and is exempt from Ohio State personal income tax.

   At least 80% of the Ohio Portfolio's net assets will normally be invested in investment grade obligations and up to 20% of the Ohio Portfolio's assets may be invested in below investment grade obligations.

THE PORTFOLIOS' INVESTMENTS

   TYPES OF MUNICIPAL OBLIGATIONS. Municipal obligations eligible for the exemption from state and/ or federal taxes are issued for a wide variety of both governmental and private undertakings. In general, there are three categories of debt obligations the interest on which is exempt from all types of federal income taxes applicable to individuals: (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986 which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Each Portfolio will treat all obligations included in the foregoing three categories and (except the California Portfolio) similar obligations issued by the governments of the Territories as tax-exempt municipal obligations for purposes of complying with the requirement to invest 80% of its assets in certain tax-free obligations. Under normal market conditions, each State Portfolio will invest at least 65% of its total assets in obligations issued by the respective State or its political subdivisions. It should be noted that, for corporate shareholders of an Account, an Account's distributions derived from interest on all state obligations (whenever issued) are included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporations.

   A fourth category of municipal obligations consisting of certain "private activity bonds" issued after August 7, 1986 is exempt from regular federal income tax applicable to individuals (and corporations), but the interest earned on such obligations (including a distribution by an Account derived from such interest) is treated as a tax preference item which could subject the recipient to or increase his liability for the Federal alternative minimum tax. No State Portfolio may invest more than 20% of its net assets in these obligations and obligations subject to regular federal income tax and/or state (and, in the case of the New York Portfolio, city) personal income taxes.

   Public purpose municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered one of the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Municipal notes include bond anticipation notes, tax anticipation notes, revenue anticipation notes, and construction loan notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Construction loan notes are short-term obligations that will be retired with the proceeds of long-term mortgage financing.

   PORTFOLIO QUALITY. Each Portfolio invests a significant portion of its respective assets in investment grade obligations, as described above in the discussion of each Portfolio's investment objective. Obligations rated in the lowest investment grade (BBB or Baa) and unrated obligations may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolios will not invest in obligations which are rated below B at the time of purchase. See "Downgrade and Default" below, for a discussion of the Portfolios' holdings of obligations whose ratings drop below B.

   RISK FACTORS. Obligations rated below investment grade may provide greater opportunities for investment income and higher yield than investment grade obligations but are subject to risks not generally associated with an investment in investment grade obligations. The market for high yield obligations is relatively new and has not been exposed for a long period of time to the effects of cyclical and sometimes adverse changes in the economy. The prices of high yield obligations have been less sensitive to interest rate changes than higher rated investments, but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, issuers may experience financial stress that adversely affects their ability to meet principal and interest payment obligations. If an issuer of a high yield obligation defaulted, a Portfolio may incur additional expense to seek recovery of its investment. High yield obligations may contain redemption or call provisions that, if exercised, may require the Portfolio to replace the security with a lower yielding security, resulting in a decreased return for investors. The market for high yield obligations is likely to be less liquid than the market for higher rated obligations and the judgment of the Portfolio's Investment Adviser may play a greater role in the valuation of high yield obligations. Market conditions may restrict the availability of high yield obligations and may affect the choice of securities to be sold when a Portfolio attempts to meet redemption requests.

   A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in evaluating the quality of high yield obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Investment Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Investment Adviser will attempt to reduce the risks of investing in high yield obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets. See Appendix A for a description of Moody's, S&P's and Fitch's rating categories for municipal obligations. See Appendix B for a description of National Portfolio's asset composition as of September 30, 1994.

   DOWNGRADE  AND  DEFAULT.   Each  Portfolio  may  retain in  its  portfolio an
obligation whose rating, after acquisition, drops below B, if such retention is considered desirable by the Portfolio's Investment

Adviser; provided, however, that each Portfolio's holdings of obligations rated below investment grade (including those obligations whose ratings drop below B) will not exceed 35% of its net assets. Obligations rated B by S&P, Moody's or Fitch are generally regarded as being vulnerable to default, and adverse conditions are likely to impair the capacity to pay interest and principal. Similarly, each Portfolio may retain defaulted obligations in their respective portfolios when such retention is considered desirable by the Investment Adviser. The National Portfolio may also acquire other securities issued in exchange for such obligations or issued in connection with the debt restructuring or reorganization of the issuers (or of the underlying sources of funds for debt service) or where such acquisition, in the judgment of the Investment Adviser, may enhance the value of such obligations or would otherwise be consistent with such Portfolio's investment policies.

   MATURITY. It is expected that each Portfolio's investments will normally include substantial amounts of long-term municipal obligations with maturities of ten years or more, because such long-term obligations generally produce higher income than short-term obligations. Such long-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter term obligations. Since each Portfolio's objective is to provide current income, the Portfolio will invest in municipal obligations with an emphasis on income and not on stability of the Portfolio's net asset value. See "-- Other Information Concerning The Portfolios -- Fluctuations in Net Asset Value and Income" below. However, a Portfolio's average maturity may vary (generally between 15 and 30 years) depending on anticipated market conditions.

   NON-DIVERSIFIED STATUS. Each of the Massachusetts Portfolio, New York Portfolio and Ohio Portfolio is classified as "non-diversified" under the Investment Company Act of 1940, as amended (Investment Company Act). A non-diversified Portfolio may invest more of its assets in the securities of a single issuer than a diversified Portfolio can. A diversified Portfolio is also restricted in the amount of its assets that may be invested in a single issuer. Each of these Portfolios, with respect to 50% of its assets, may invest more than 5% of its assets in securities of a single issuer. Because of the relatively small number of issues of obligations in their respective states, these Portfolios are likely to invest a greater percentage of their assets in securities of a single issuer than would a diversified fund. Therefore these Portfolios would be more susceptible to adverse economic or political occurrences affecting any of such issuers. These Portfolios will also be subject to an increased risk of loss if such an issuer is unable to make interest or principal payments or if the market value of such issuer's securities declines.

   CONCENTRATION IN ISSUERS IN A SINGLE STATE AND OBLIGATIONS OF SAME TYPE. The California, Massachusetts, New York and Ohio Portfolios will concentrate their investments in issuers in their respective states. The National Portfolio may invest more than 25% of its assets in issuers located in a single state. Each Portfolio is, therefore, more susceptible to factors adversely affecting issuers in one state than other mutual funds which do not concentrate in a specific state. Municipal obligations of issuers in a single state may be adversely affected by economic developments and by legislation and other governmental activities in that state. To the extent that any Portfolio's assets are concentrated in municipal obligations of issuers of a single state, that Portfolio may be subject to an increased risk of loss. Each Portfolio may also invest in the obligations of the governments of the Territories. See Appendix C for a description of economic and other factors relating to California, Massachusetts, New York, Ohio and the Territories.

   In addition, each Portfolio may concentrate 25% or more of its respective assets in obligations of the same general type, including without limitation: general obligations of a particular state and such state's political subdivisions; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations for hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make the Portfolios more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers. As the Portfolios' concentration in the securities of a particular category of issuer increases, the potential for fluctuation in the value of the corresponding Account's shares also increases.

   MUNICIPAL LEASES. Each Portfolio may invest in municipal leases and participations therein. These are obligations in the form of a lease or installment purchase arrangement which is entered into by state and local governments to acquire equipment and facilities. Income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. A trustee is usually responsible for administering the terms of the participation and enforcing the participants' rights in the underlying lease.

   Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Such arrangements, therefore, are subject to the risk that the governmental issuer will not appropriate funds for lease payments.

   Certain municipal lease obligations may be considered illiquid for the purpose of each Portfolio's 15% limitation on investments in illiquid securities, while other municipal lease obligations owned by a Portfolio may be determined by its Investment Adviser, pursuant to guidelines adopted by the Trustees of the Portfolio, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, each Portfolio's Investment Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations affecting the marketability thereof. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio. In the event a Portfolio acquires an unrated municipal lease obligation, the Investment Adviser will be responsible for determining the credit quality of such obligations on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

   ZERO COUPON BONDS. Each Portfolio may invest in zero coupon bonds. Such bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such bonds experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. Each Portfolio will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law, each corresponding Account's proportionate share of which income is distributable to shareholders of that Account. Because no cash is received at the time such income is accrued, a Portfolio may be required to liquidate other portfolio securities to generate cash that its corresponding Account may withdraw from the Portfolio to enable the Account to satisfy its distribution obligations.

   INVERSE FLOATERS. Each Portfolio may invest in various types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). Derivatives are securities that provide for payments based on or derived from the performance of an underlying asset, index or other economic benchmark. An investment in derivative instruments, such as inverse floaters, may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Portfolio when short-term interest rates rise, and increase the interest paid to the Portfolio when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is new and relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may alter this tendency, however. In return for this volatility, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested. As a matter of operating policy, each Portfolio currently may invest up to 7.5% of its net assets in inverse floaters.

   INSURED OBLIGATIONS. Each Portfolio may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Insured obligations held by a Portfolio will be insured as to their scheduled payment of principal and interest under either (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance or (ii) an insurance policy obtained by the Portfolio or a third party subsequent to the obligation's original issuance (which may not be reflected in the obligation's market value). Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the corresponding Account's current yield. The insurance does not guarantee the market value of the insured obligations or the net asset value of the corresponding Account.

   VARIABLE RATE INSTRUMENTS. Each Portfolio may invest in variable rate instruments, which provide for interest rate adjustments at specified intervals. Rate adjustments on such securities are usually set at the issuer's discretion, in which case the Portfolio would normally have the right to resell the security to the issuer or its agent. Alternatively, rate revisions may be determined in accordance with a prescribed formula or other contractual procedure. A Portfolio may also acquire put options in combination with the purchase of underlying securities or may separately acquire put options that relate to securities held by the Portfolio. Such put options would give the Portfolio the right to require the issuer or some other person to purchase the underlying security at an agreed upon price.

   SHORT-TERM TAXABLE OBLIGATIONS. Under normal market conditions, each Portfolio may invest up to 20% of its net assets in short-term obligations the interest on which is subject to regular Federal income tax, Federal alternative minimum tax and/or state (and, in the case of the New York Portfolio, city) personal income taxes. Such short-term taxable obligations may include, but are not limited to, certificates of deposit, commercial paper, short-term notes and obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. During periods of adverse market conditions as determined by the Investment Adviser, each Portfolio may temporarily invest for defensive purposes more than 20% of its assets in such short-term taxable obligations. All of such short-term taxable obligations, other than U.S. Government securities, will be (i) with respect to the California Portfolio, Massachusetts Portfolio, New York Portfolio and Ohio Portfolio, high quality obligations which are rated at least Aa or P-2 for notes and commercial paper by Moody's, which are rated at least AA or A-2 for notes and commercial paper by S&P, or which are rated at least AA or F-2 for notes and commercial paper by Fitch; (ii) with respect to the National Portfolio, investment grade obligations which are rated Baa or better for notes or P-3 or better for commercial paper by Moody's, BBB or better for notes or A-3 or better for commercial paper by S&P, or which are rated at least AA or F-2 for notes and commercial paper by Fitch; or (iii) with respect to all Portfolios, if unrated, deemed to be of comparable quality by the Investment Adviser.

THE PORTFOLIOS' INVESTMENT TECHNIQUES

   WHEN-ISSUED SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Portfolio agreed to pay for them. A Portfolio will not accrue income in respect of a when-issued security prior to its stated delivery date. Each Portfolio will maintain in a segregated account sufficient assets to cover its purchase obligations.

   FUTURES AND RELATED OPTIONS TRANSACTIONS. To hedge against changes in interest rates, each Portfolio may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Futures contracts and options on futures are derivative contracts and may pose additional risk to a Portfolio invested in such contracts. The futures contracts may be based on various debt securities (such as U.S. Government securities), securities indices and other financial instruments and indices. Each Portfolio will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in and permitted by regulations of the Commodity Futures Trading Commission. Each Portfolio will engage in such transactions for non-hedging purposes only in order to enhance total return by using a futures position as a lower cost substitute for a securities position that a Portfolio is otherwise entitled to enter into.

   A Portfolio may not purchase or sell futures contracts or purchase or sell related options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of margin deposits on the Portfolio's outstanding positions in futures and related options and the amount of premiums paid for outstanding positions in options on futures would exceed 5% of the market value of the Portfolio's net assets. There are no percentage limitations on a Portfolio's transactions in futures contracts or options on futures except that 80% of each Portfolio's assets must be invested in tax-exempt municipal obligations. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options requiring the Portfolio to purchase securities, obligate the Portfolio to segregate liquid high grade debt securities in an amount equal to the underlying value of such contracts and options. In addition, while transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes, (2) correlation risk that changes in the value of hedging positions may not match the market fluctuations intended to be hedged (especially given that the only futures contracts currently available to hedge debt obligations are futures on various U.S. Government securities and on municipal securities indices), (3) market risk that an incorrect prediction by an Investment Adviser of interest rates may cause a Portfolio to perform less well than if such positions had not been entered into, and (4) skills different from those needed to select portfolio securities. Income or gains realized on a Portfolio's transactions in futures and options on futures will be taxable. See "Distributions and Taxes."

   SECURITIES LENDING. Each Portfolio may also lend its portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned held in a segregated account by the Portfolio's custodian. If the Investment Adviser decides to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Portfolio. A Portfolio may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

   SHORT-TERM TRADING. Each Portfolio may engage in short-term trading. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what each Portfolio believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt obligations or changes in the investment objectives of investors. Such trading may be expected to increase a Portfolio's portfolio turnover rate and the expenses incurred in connection with such trading. Each Portfolio anticipates that its annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less).

OTHER INFORMATION CONCERNING THE PORTFOLIOS

   FLUCTUATIONS IN NET ASSET VALUE AND INCOME. The net asset value of the shares of an Account will change in response to fluctuations in prevailing interest rates and changes in the value of the securities held by a corresponding Portfolio. When interest rates rise, the value of securities held by a Portfolio can generally be expected to decline. Conversely, when interest rates decline, the value of securities held by a Portfolio can generally be expected to rise. Furthermore, the tax-exempt income provided by the municipal obligations held by a Portfolio will fluctuate over time. In addition, each Portfolio may invest in zero coupon municipal obligations which may have speculative characteristics and in inverse floater municipal obligations which may be more speculative than other municipal obligations. These obligations are subject to greater fluctuations in value due to changes in interest rates than other tax-exempt obligations. An investment in shares of an Account does not constitute a complete investment program.

   MARKET CONDITIONS. The Investment Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for taxable debt obligations or for large issues of municipal obligations that trade in a national market. No established resale market exists for certain of the municipal obligations in which the Portfolios may invest. These considerations may have the effect of restricting the availability of such obligations, may affect the choice of securities sold to meet redemption requests and may have the effect of limiting a Portfolio's ability to sell or dispose of such securities. Also, valuation of such obligations may be more difficult. The SEC has adopted a rule which will require issuers of municipal obligations to provide financial information on an ongoing basis. This rule may reduce the liquidity and value of some of the obligations held by a Portfolio to the extent the issuers of such obligations fail to comply with the rule.

   INVESTMENT RESTRICTIONS. Each Account and its corresponding Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the SAI and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively, of the affected Account and its corresponding Portfolio. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of each Account and its corresponding Portfolio are not fundamental and accordingly may be changed by the Directors of the Company and the Trustees of the affected Portfolio without obtaining the approval of the affected Account's shareholders or of the investors in the corresponding Portfolio, as the case may be. If any changes were made in an Account's investment objective, the Account might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Account. See "The Portfolios--Special Information on the Account/Portfolio Investment Structure" below.

THE COMPANY AND ITS ACCOUNTS

   Each Account is a mutual fund: an entity that pools shareholders' money and invests it toward specified goals. In technical terms, each Account is a separate "series" of the Company, an open-end management investment company which was organized as a corporation under the laws of Maryland on December 9, 1981.

   The Company has authorized 3 billion shares of Common Stock, par value $.10 per share and may create and classify the Common Stock into separate mutual funds (or investment series or portfolio of shares), without further approval of the Company's shareholders. In addition to the Accounts, as of the date of this Prospectus, the Company has established five other mutual funds which are offered pursuant to a separate prospectus: the Connecticut Mutual Liquid Account, the Connecticut Mutual Government Securities Account, the Connecticut Mutual Income Account, the Connecticut Mutual Total Return Account and the Connecticut Mutual Growth Account (together with the Accounts, the "Connecticut Mutual Family of Accounts"). Additional series may be added in the future. Shares of each Account have equal rights as to voting, redemption, dividends and liquidation within their respective Accounts.

   The Company is governed by a Board of Directors which is responsible for protecting the interests of the shareholders. The directors are experienced executives who meet at least quarterly to oversee the activities of each Account, review contractual arrangements with companies that provide services to the Accounts and review each Account's performance. The majority of the Directors are not otherwise affiliated with the Company.

   The Company does not hold annual meetings of shareholders. The Company may hold shareholder meetings, however, to elect or remove directors, change the fundamental policies of an Account or for other purposes. On matters affecting only one Account, only the shareholders of that Account are entitled to vote. On matters relating to all of the Accounts but affecting the Accounts differently, separate votes by each Account are required. Shareholders holding more than 50% of the Company's shares can elect all of the Company's directors if they so choose. Each share is entitled to one vote within each Account.

   The Portfolios do not hold annual meetings of investors but may hold investor meetings to elect or remove Trustees, change fundamental policies, approve investment advisory agreements or for other purposes. Whenever an Account, as an investor in its corresponding Portfolio, is requested to vote on matters pertaining to the Portfolio, that Account will hold a meeting of Account shareholders and will vote its interest in the corresponding Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Account shareholders. An Account shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. For further information concerning the directors and officers of the Company and the Trustees and officers of each Portfolio, see the SAI.

THE PORTFOLIOS

   The Portfolios are organized as trusts under the laws of the State of New York and are treated as partnerships for federal income tax purposes. A Board of Trustees is responsible for supervising each Portfolio's investment program. The Accounts and other entities eligible to invest in the Portfolios (E.G., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the respective Portfolio. However, the risk of an Account incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance exists and the respective Portfolio itself is unable to meet its obligations.

   The Directors of the Company have considered the advantages and disadvantages of investing the assets of an Account in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Directors believe that because the structure offers greater opportunities for substantial growth in portfolio assets, it affords the potential for economies of scale to the Accounts.

SPECIAL INFORMATION ON THE ACCOUNT/PORTFOLIO INVESTMENT STRUCTURE

   Each Account, unlike other mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in a corresponding Portfolio, which is a separate investment company with a substantially identical investment objective. See, "Investment Objectives and Policies" and "The Portfolios' Investments." A Portfolio may sell its interests to other mutual funds or institutional investors unaffiliated with Eaton Vance or G. R. Phelps. All other investors will invest in the Portfolio on the same terms and conditions as the Account and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the corresponding Account due to variations in sales commissions and other operating expenses. Different investors in a Portfolio may receive different returns on their investments because of different expenses. Call Eaton Vance Distributors at 1-800-225-6265 for information about other investors in a Portfolio.

   The investment objective of an Account may be changed by the Directors of the Company and the investment objective of a Portfolio may be changed by the Trustees of the Portfolio without obtaining the approval of the shareholders of the Account or the investors in the Portfolio, respectively. An Account's shareholders will be given 30 days' advance written notice of any change in the Account's or its corresponding Portfolio's investment objective. If the Trustees or the investors of a Portfolio were to vote to change the Portfolio's investment objective and/or policies and the Directors or the shareholders of the corresponding Account did not approve an identical change to that Account's investment objective and/or policies, the Account might then have an investment in a corresponding Portfolio whose investment objective and/or policies were not substantially the same as those of the Account. At that time, the Board of Directors of the Company would decide what action to take on behalf of the Account, including withdrawing the Account's assets from the corresponding Portfolio.

   An Account may withdraw (completely redeem) all its assets from the corresponding Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Account to do so. At that time, the Board would decide whether to invest all the assets of the Account in another pooled investment entity or retain an investment adviser to manage the Account's assets in accordance with its investment objective. An Account's investment performance may be affected by a withdrawal of all its assets from the corresponding Portfolio. An Account's performance and expenses may also be affected by the withdrawal from its corresponding Portfolio of the assets of one or more of the other entities investing in that Portfolio.

   Accounts which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Accounts may be subject to more regulation than historically structured mutual funds.

THE PORTFOLIOS' MANAGER

   Each Portfolio has engaged Boston Management and Research ("BMR"), 24 Federal Street, Boston, MA, a wholly owned subsidiary of Eaton Vance, as its investment adviser. BMR, acting under the general supervision of the Board of Trustees of the Portfolio, manages each Portfolio's investments and affairs. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of approximately $15 billion. Eaton Vance is a wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

   The Company has not retained the services of an investment adviser on behalf of any of the Accounts because the Company seeks to achieve the investment objective of each Account by investing the Account's assets in its corresponding Portfolio.

   The persons primarily responsible for the day-to-day management of each Portfolio are listed below. Each manager has managed the Portfolio indicated since it commenced operations, except in the case of Ms. Anderes who began managing the New York Portfolio in January, 1994.

ACCOUNT                     MANAGER                   BUSINESS EXPERIENCE (LAST FIVE YEARS)
--------------------------  ------------------------  -----------------------------------------------------
National Portfolio          Thomas M. Metzold         Vice President (since 1991) and Analyst (high yield
                                                      municipal bonds 1987-1991), Eaton Vance; and Vice
                                                      President, BMR (since 1992)

California Portfolio and    Robert B. MacIntosh       Vice President, Eaton Vance (since 1991) and BMR
Massachusetts Portfolio                               (since 1992); and Portfolio Manager, Fidelity
                                                      Portfolio Management and Research Company (1986-1991)

New York Portfolio          Nicole Anderes            Vice President, Eaton Vance and BMR (since January,
                                                      1994); Vice President and Portfolio Manager, Lazard
                                                      Freres Asset Management (1992-1994); and Vice
                                                      President and Manager of Municipal Research,
                                                      Roosevelt & Cross (1978-1992)

ACCOUNT                     MANAGER                   BUSINESS EXPERIENCE (LAST FIVE YEARS)
--------------------------  ------------------------  -----------------------------------------------------
Ohio Portfolio              Thomas J. Fetter          Vice President, Eaton Vance (since 1987) and BMR
                                                      (since 1992); Chief Investment Officer, Lumberman's
                                                      Mutual Insurance Company (until 1987)

   G.R. Phelps is the national distributor of the Accounts. National Financial Data Services (NFDS) performs transfer agent servicing and dividend disbursing functions for each Account.

BREAKDOWN OF EXPENSES

   Like all mutual funds, each Account pays fees and expenses related to its daily operations. These fees and expenses are neither billed directly to shareholders nor deducted from individual shareholder accounts but are paid out of an Account's assets and are reflected in its share price or dividends.

   Each Account bears its proportionate share of the advisory fee and other expenses paid by its corresponding Portfolio. The Accounts also pay other expenses, which are explained below.

MANAGEMENT FEES

   Each Portfolio pays an advisory fee to BMR pursuant to the Portfolio's investment advisory agreement with BMR equal to the aggregate of:

   (a) a daily asset based fee computed by applying the annual asset rate applicable to that portion of the Portfolio's total daily net assets in each Category as indicated below, plus

   (b) a daily income based fee computed by applying the daily income rate applicable to that portion of the Portfolio's total daily gross income (which portion shall bear the same relationship to the total daily gross income on such day as that portion of the total daily net assets in the same Category bears to the total daily net assets on such day) in each Category as indicated in the charts below.

THE NATIONAL PORTFOLIO AND CALIFORNIA PORTFOLIO

                                                                                  ANNUAL       DAILY
   CATEGORY      DAILY NET ASSETS                                               ASSET RATE  INCOME RATE
---------------  -------------------------------------------------------------  ----------  ------------
       1         up to $500 million...........................................    0.300%        3.00%
       2         $500 million but less than $1 billion........................    0.275%        2.75%
       3         $1 billion but less than $1.5 billion........................    0.250%        2.50%
       4         $1.5 billion but less than $2 billion........................    0.225%        2.25%
       5         $2 billion but less than $3 billion..........................    0.200%        2.00%
       6         $3 billion and over..........................................    0.175%        1.75%

    At December 31, 1994 and September 30, 1994, the National Portfolio had net assets of $2,111,846,128 (unaudited) and $2,210,936,286, respectively. For the period from October 1, 1994 to December 31, 1994 and for the fiscal year ended September 30, 1994, the National Portfolio paid advisory fees of 0.45% (annualized) and 0.44%, respectively, of the Portfolio's average daily net assets.

    At December 31, 1994 and September 30, 1994, the California Portfolio had net assets of $405,773,195 (unaudited) and $445,131,401, respectively. For the period from October 1, 1994 to December 31, 1994 and for the fiscal year ended September 30, 1994, the California Portfolio paid advisory fees of 0.50% (annualized) and 0.50% (annualized), respectively, of the Portfolio's average daily net assets.

THE MASSACHUSETTS PORTFOLIO, NEW YORK PORTFOLIO AND OHIO PORTFOLIO

                                                                                  ANNUAL       DAILY
   CATEGORY      DAILY NET ASSETS                                               ASSET RATE  INCOME RATE
---------------  -------------------------------------------------------------  ----------  ------------
       1         up to $20 million............................................    0.100%        1.00%
       2         $20 million but less than $40 million........................    0.200%        2.00%
       3         $40 million but less than $500 million.......................    0.300%        3.00%
       4         $500 million but less than $1 billion........................    0.275%        2.75%
       5         $1 billion but less than $1.5 billion........................    0.250%        2.50%
       6         $1.5 billion but less than $2 billion........................    0.225%        2.25%
       7         $2 billion but less than $3 billion..........................    0.200%        2.00%
       8         $3 billion and over..........................................    0.175%        1.75%

    At December 31, 1994 and September 30, 1994, the Massachusetts Portfolio had net assets of $284,133,024 (unaudited) and $308,539,780, respectively. For the period from October 1, 1994 to December 31, 1994 and for the fiscal year ended September 30, 1994, the Massachusetts Portfolio paid advisory fees of 0.46% (annualized) and 0.46%, respectively, of the Portfolio's average daily net assets. At December 31, 1994 and September 30, 1994, the New York Portfolio had net assets of $617,077,847 (unaudited) and $655,646,776, respectively. For the period from October 1, 1994 to December 31, 1994 and for the fiscal year ended September 30, 1994, the New York Portfolio paid advisory fees of 0.48% (annualized) and 0.46%, respectively, of the Portfolio's average daily net assets. At December 31, 1994 and September 30, 1994, the Ohio Portfolio had net assets of $303,971,392 (unaudited) and $324,411,553, respectively. For the period from October 1, 1994 to December 31, 1994 and for the fiscal year ended September 30, 1994, the Ohio Portfolio paid advisory fees of 0.46% (annualized) and 0.45%, respectively, of the Portfolio's average daily net assets.

   The financial statements of each Portfolio are included in the Accounts' SAI.

   The Company, on behalf of each Account, has retained the services of G.R. Phelps under an agreement, as administrator of each Account. G.R. Phelps provides each Account with general office facilities and supervises the overall administration of each Account. G.R. Phelps also compiles information and materials relating to each Account, the corresponding Portfolios, BMR and Eaton Vance and provides such information to the Company's Board of Directors. For these services, G.R. Phelps currently receives no compensation.

OTHER EXPENSES

   Each Account and its corresponding Portfolio are also responsible for expenses not expressly stated to be payable by BMR under the Portfolio's investment advisory agreement. Each Account pays other expenses, such as legal, audit and custodian fees, proxy solicitation costs and the compensation of directors who are not affiliated with Connecticut Mutual. Investors Bank & Trust Company (IBT) provides custodian services to each Portfolio and its corresponding Account. Eaton Vance owns 77.3% of the outstanding stock of IBT. Each Account contracts with NFDS to perform many shareholder transaction and accounting functions.

DISTRIBUTION PLAN

   Each  Account  has  adopted  a   distribution  plan  designed  to  meet   the
requirements of Rule 12b-1 under the Investment Company Act (each, a Distribution Plan) and the sales charge rules of the National Association of Securities Dealers, Inc. ("NASD"). Each Account, pursuant to its Distribution Plan, may make payments for personal services and/or the maintenance of shareholder accounts to account executives of G.R. Phelps and other broker-dealer firms with whom G.R. Phelps has agreements in amounts not exceeding 0.25% of the Account's average daily net assets for any fiscal year. Any unreimbursed expenses are not carried beyond one year from the date of incurrence. Each Distribution Plan was approved, on behalf of the respective Account, by a majority of the Company's Directors who are not interested persons of the Company and who have no financial interest in the respective Plan. No Distribution Plan may be amended to increase materially the annual percentage limitation of average net assets that may be spent for the services described in a Distribution Plan without the approval of the shareholders of the affected Account. G.R. Phelps has voluntarily and temporarily agreed not to impose any reimbursement to which it may be entitled pursuant to any Distribution Plan.

   Distribution of each Account's shares by G.R. Phelps will also be encouraged by the payment by BMR to G.R. Phelps of amounts equivalent to .15% of each Account's annual average daily net assets. Such payments will be made from BMR's own resources, not Account assets, and will be made in consideration of G.R. Phelps' distribution efforts.

BROKERAGE

   Municipal obligations are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. In selecting firms which will execute portfolio transactions BMR judges their professional ability and quality of service and uses its best efforts to obtain execution at prices which are advantageous to the Portfolio and at reasonably competitive spreads. Subject to the foregoing, BMR may consider sales of shares of the Account or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

DIVIDENDS, CAPITAL GAINS AND TAXES

DISTRIBUTIONS

   Substantially all of the net investment income allocated to an Account by the corresponding Portfolio, less the Account's direct and allocated expenses, will be declared daily as a distribution to Account shareholders of record at the time of declaration. Such distribution, whether taken in cash or reinvested in additional shares, will ordinarily be paid on the last business day of each month or the next business day thereafter. Each Account's net realized capital gains, if any, generally consist of net realized capital gains allocated to the Account by the corresponding Portfolio for tax purposes; the Account's net realized capital gains, if any, after taking into account any available capital loss carryovers, will be distributed at least once a year, usually in December.

FEDERAL INCOME TAXES

   In order to qualify as a regulated investment company under the Internal Revenue Code (the "Code"), as each Account intends to do, each Account must satisfy certain requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, each Account will treat itself as owning its proportionate share of each of the corresponding Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

   As a regulated investment company under the Code, each Account will not pay federal income or excise taxes to the extent that it distributes to its shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, each Portfolio also does not expect to pay federal income or excise taxes.

   The Accounts anticipate that each monthly distribution of net investment income will constitute tax-exempt income to the shareholders for federal income tax purposes, except for the proportionate part of the distribution that may be considered taxable income if an Account has taxable income during the tax year. Shareholders of an Account will receive timely federal income tax information as to the tax-exempt or taxable status of all distributions made by that Account for each calendar year.

   Distributions of interest on certain municipal obligations, although exempt from regular federal income tax, constitute a tax preference item under the federal alternative minimum tax provisions applicable to individuals and corporations. Distributions of taxable income (including a portion of any original issue discount with respect to certain stripped municipal obligations and stripped coupons and accretion of certain market discount) and net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time Account shares have been owned by the shareholder. Distributions are taxed in the manner described above whether paid in cash or reinvested in additional shares of an Account. Tax-exempt distributions received from an Account are includable in the tax base for determining the taxability of social security and railroad retirement benefits.

   Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of an Account is not deductible to the extent the Account's distributions (not taking into account long-term capital gains) consist of tax-exempt interest. Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of an Account. "Substantial user" is defined in applicable Treasury regulations to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds.

   Redemptions and exchanges of shares are taxable transactions. Sales charges paid upon a purchase of shares of an Account cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of such Account or of another fund are subsequently acquired pursuant to the Account's reinvestment or exchange privilege. In addition, losses realized on a redemption of an Account's shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Account are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

   Shareholders will receive annually tax information, including Forms 1099 with respect to taxable distributions, redemption or exchange proceeds, and federal income tax (if any) withheld by NFDS, to assist in the preparation of their federal and state income tax returns for the prior calendar year.

STATE INCOME TAXATION

   Under current law, provided that each Account qualifies as a regulated investment company for federal income tax purposes and the corresponding Portfolio is treated as a partnership for Massachusetts and federal income tax purposes, neither the Account nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

   CALIFORNIA

   In the opinion of Brown & Wood, under California law, for individuals, estates or trusts subject to the California personal income tax dividends paid by the California Account and designated by the California Account as tax-exempt are exempt from California personal income tax for individuals who reside in California to the extent such dividends are derived from interest payments on tax-exempt obligations issued by or on behalf of the State of California and its political subdivisions and agencies or the government of Puerto Rico, the U.S. Virgin Islands and Guam, provided that at least 50% of the value of the total assets of the California Account (including its share of the assets of the California Portfolio) at the close of each quarter of its taxable year are invested in obligations which if held by individuals the interest on which would be exempt under either federal or California law from income taxation by the State of California. Other distributions from the California Account, including distributions derived from short-term and long-term capital gains are generally not exempt from the California personal income tax.

   MASSACHUSETTS

   The Massachusetts Portfolio has received a letter ruling (the "Ruling") from the Department of Revenue of The Commonwealth of Massachusetts to the effect that it will be classified as a partnership for Massachusetts tax purposes. The Ruling provides that, consequently, interest income received by the Massachusetts Portfolio on (1) debt obligations issued by The Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof ("Massachusetts Obligations"), (2) the Governments of Puerto Rico, Guam, or the United States Virgin Islands ("Possessions Obligations"), or (3) the United States ("United States Obligations") will be treated as if realized directly by investors in the Massachusetts Portfolio. The Ruling concludes that, provided that an investor in the Massachusetts Portfolio qualifies as a regulated investment company ("RIC") under the Code and satisfies certain notice requirements of Massachusetts law, (1) dividends paid by such a RIC that are treated as tax-exempt interest under the Code and that are directly attributable to interest on Massachusetts Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) and (2) dividends paid by such a RIC that are directly attributable to interest on Possessions Obligations or United States Obligations (including the RIC's allocable share of interest earned by the Massachusetts Portfolio on such obligations) will, in each case, be excluded from Massachusetts gross income.
Because the Massachusetts Fund intends to continue to invest in the Massachusetts Portfolio, qualify for treatment as a RIC under the Code, and satisfy the applicable notice requirements, the Massachusetts Fund's distributions to its shareholders of its allocable share of the interest received by the Massachusetts Portfolio that is attributable to Massachusetts Obligations, Possessions Obligations or United States Obligations should consequently be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. The Massachusetts Account has been advised by its counsel, Hale and Dorr, that distributions properly designated as capital gain dividends under the Code and attributable to gains realized by the Massachusetts Portfolio and allocated to the Massachusetts Account on the sale of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Account included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

    Beginning in 1996, long-term capital gains will generally be taxed in Massachusetts on a sliding scale at rates ranging from 5% to 0%, with the applicable tax rate declining as the tax holding period of the assets (beginning on the later of January 1, 1995 or the date of actual acquisition) increases from more than one year to more than six years. It is not clear what Massachusetts tax rate will be applicable to capital gain dividends for taxable years beginning after 1995.

   Distributions from the Massachusetts Account will be included in net income, and in the case of intangible property corporations, shares of the Massachusetts Account will be included in net worth, for purposes of determining the Massachusetts excise tax on corporations subject to Massachusetts taxation.

   NEW YORK

   In the opinion of Brown & Wood, under New York law, for individuals subject to the New York State or New York City personal income tax, dividends paid by the New York Account are exempt from New York State and New York City income tax for individuals who reside in New York to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the Account, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State or City personal income tax.

   OHIO

   In the opinion of Squire, Sanders & Dempsey, special Ohio counsel to the Ohio Account, under Ohio law, distributions made by the Ohio Account will be exempt from the Ohio personal income tax to the extent such distributions are properly attributable to interest payments on (1) obligations issued by or on behalf of the State of Ohio and its political subdivisions or agencies or instrumentalities of the foregoing ("Ohio Obligations"), or (2) the governments of Puerto Rico, the U.S. Virgin Islands or Guam or their authorities or municipalities ("Territorial Obligations"). Distributions made by the Ohio Account also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such distributions are excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations or Territorial Obligations. Distributions of profits, including capital gains, will be exempt from the Ohio personal income tax and excluded from the net income base of the Ohio corporation franchise tax to the extent such distributions are properly attributable to the disposition of Ohio Obligations. However, the Ohio Account's shares will be included in the net worth base of the Ohio corporation franchise tax. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Account will qualify, elect to be treated, and continue to qualify as a regulated investment company under the Code and that at all times at least 50% of the value of the total assets of the Ohio Account will consist of Ohio Obligations or similar obligations of other states or their subdivisions (but excluding Territorial Obligations) determined by treating the Ohio Account as owning its proportionate share of the assets owned by the Ohio Portfolio.

   NATIONAL

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of such state or local taxing authority. Shareholders of the National Account may be exempt from state and local taxes on the National Account's distributions of tax-exempt interest income derived from obligations of any state (and/or municipalities or other political subdivisions, agencies or instrumentalities of any state) in which they are subject to tax (if the laws of such state provide for such an exemption and if the requirements, if any, for such an exemption are satisfied), but such shareholders may be taxable generally on income derived from obligations issued by other states or other political subdivisions, agencies or instrumentalities. The National Account will report annually to shareholders, with respect to net tax-exempt income earned, the percentages representing the proportionate ratio of such income earned in each state.

PERFORMANCE

   The Company may from time to time advertise yields and total returns for the Accounts. Yields and total returns are based on past results and are not an indication of future performance. Yield refers to the income generated by an investment in an Account over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard formula prescribed by the SEC. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. Yield is computed by dividing the net investment income per share of an Account during a base period of 30 days by the maximum offering price per share of the Account on the last day of the base period. A taxable-equivalent yield is calculated using the tax-exempt yield figure and dividing by 1 minus the applicable tax rate, which may combine federal, state, and (if applicable) local tax rates for Accounts that concentrate in a particular state's obligations. For a table of sample taxable equivalent yields, please see Appendix B to the SAI.

   Total return is the change in value of an investment in an Account over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. The average annual total return for each Account is computed in accordance with a standardized formula prescribed by the SEC. The calculation assumes the reinvestment of all dividends and distributions at net asset value. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of an Account, if shorter) through the most recent calendar quarter.

   Yield and total return quotations for the Accounts will reflect the maximum sales charges imposed on purchases of shares of the Account.

   One or more additional measures and assumptions, including but not limited to historical and cumulative total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of existence and may or may not include the impact of sales charges, taxes or other factors. Other investments or savings vehicles and/or unmanaged market indexes, indicators or economic activity or averages of mutual funds results, including but not limited to Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, may be cited or compared with the investment results of the Company. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   An Account's investment results will vary from time to time depending on market conditions, the composition of the Account's portfolio and operating expenses. For further information about the calculation methods and uses of an Account's investment results, see the SAI.

                                  YOUR ACCOUNT

HOW TO BUY SHARES

   Shares of the Accounts are not a suitable investment for retirement plans. If you want information about investments for retirement plans, please call your registered representative or 1-800-234-5606.

MINIMUM INVESTMENTS

                                                                   INITIAL      SUBSEQUENT
                                                                  INVESTMENT    INVESTMENT
                                                                  -----------  ---------------
- Automatic Investment Plans.....................................    $    0          $50
- All Other Purchases............................................    $1,000*         $50

*Initial investments may  be split among  Accounts in amounts  of $500 or  more.
 Minimums may be waived for certain automated payroll deduction plans.

   You may purchase shares of an Account through registered representatives of G.R. Phelps, the Company's underwriter, and any securities broker-dealer having a sales agreement with G.R. Phelps. Certain minimum investment requirements may apply as set forth above.

   Shares are credited to your account and certificates are not issued unless specifically requested. You may request share certificates by writing to the transfer agent, NFDS, P.O. Box 419694 Kansas City, Missouri, 64179-0948. There is no cost for issuing share certificates. Transfers, exchanges and redemptions of shares will be more complicated if certificates have been issued. If your share certificate is lost or misplaced you will be required to pay a fee and furnish a bond satisfactory to the Company's transfer agent (usually in the amount of 2% of the face value of the lost certificate) before the shares can be transferred or redeemed, or a replacement certificate issued.

   The sale of shares of any Account will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC.

   IF YOU ARE NEW TO CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC., complete and sign an account application and mail it along with your check. All orders to purchase shares are subject to acceptance or rejection by the Company or G.R. Phelps. You may also open your account by wire as described on the next page. If there is no application accompanying this prospectus, call 1-800-234-5606.

   If you buy shares by check, and then redeem those shares by a method other than by exchange to another CMIA fund, the payment of the proceeds of the redemption may be delayed for up to fifteen calendar days to ensure that your check has cleared. Checks must be drawn on U.S. banks. Checks are accepted subject to collection at full value. If your check does not clear, your purchase will be cancelled. There will be a $20.00 fee for any check returned for any reason. You may not use a third party check to purchase shares for a new account or an existing account.

   To avoid the collection period for investments in any Account you can wire federal funds from your bank, which may charge you a fee. "Wiring federal funds" means that your bank sends money to the Company's bank through the Federal Reserve System. To wire funds see "By Wire" in the chart below.

BUYING SHARES       TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT
------------------  -------------------------------------------  --------------------------------------------
BY MAIL             - Complete and sign the application. Make    - Make your check payable to "CMIA."
                      your check payable to "CMIA." Mail to the    Indicate your account number on your
                      address indicated on the application.        check and mail to NFDS at P.O. Box
                                                                   419694, Kansas City, MO 64179-0948.

                                                                 - Exchange by mail: call 1-800-322-CMIA
                                                                   (select option "2") for instructions
-------------------------------------------------------------------------------------------------------------

BY WIRE             - Call 1-800-322-CMIA by 12:00 noon Eastern  - Call 1-800-322-CMIA by 12:00 noon Eastern
                      Time on the day of investment to set up      Time on the day of investment to arrange
                      your account and arrange a wire              a wire transaction.
                      transaction.

                    - Wire by 4:00 p.m. Eastern time to:         - Wire by 4:00 p.m. Eastern time to:
                      State Street Bank and Trust                  State Street Bank and Trust
                       Company                                      Company
                      Bank Routing #011000028                      Bank Routing #011000028
                      NFDS Account #99042129                       NFDS Account #99042129
                      Specify Account name and include your name   Specify Account name and include your name
                      and new account number.                      and account number.
-------------------------------------------------------------------------------------------------------------

BY PHONE            - Exchange from another Account with the     - Exchange from another Account with the
1-800-322-CMIA        same registration, including name,           same registration, including name,
(select option        address and taxpayer ID number.              address and taxpayer ID number.
"2")
--------------------------------------------------------------------------------------------------------------

AUTOMATICALLY       - You may not open an account                - Establish an Automatic Investment Plan or
                      automatically, but you may complete and      Dollar Cost Averaging (DCA) Investment
                      sign an application; make your check         Program. Sign up for these services when
                      payable to CMIA; and mail to the address     opening your account, or call
                      indicated on the application.                1-800-322-CMIA for information about
                                                                   adding these services to your account.

SHARE PRICE

   An Account's net asset value (NAV) is calculated every business day, normally at 4:00 p.m. Eastern time. See "Shareholder and Account Policies -- Transactions Details," for a discussion of how the Account computes its NAV. Shares of each Account are sold at the share price next calculated after your purchase order is received and accepted, plus a sales charge as follows:

                                                                SALES CHARGES AS % OF
                                                              -------------------------
                                                                                             DEALER
                                                                  NET          NET          ALLOWANCE
                                                                AMOUNT       OFFERING        AS % OF
AMOUNT OF PURCHASE                                             INVESTED       PRICE       OFFERING PRICE
-----------------------------------------------------------  ------------  ------------  ----------------
Less than $100,000.........................................      4.17%         4.00%          3.50%
$100,000 but less than $250,000............................      3.36%         3.25%          3.00%
$250,000 but less than $500,000............................      2.83%         2.75%          2.50%
$500,000 or more...........................................         0%            0%             0%

   No sales charge is imposed on purchases of shares of an Account paid from automatic reinvestment of dividends and capital gain distributions made by that Account. The sales charge may be reduced and/or eliminated in certain cases as further described under REDUCING OR ELIMINATING YOUR SALES CHARGE.

   The entire sales charge for G.R. Phelps retail sales is payable to G.R. Phelps and is used for sales and other distribution expenses. Upon notice to broker-dealers with whom it has sales agreements, G.R. Phelps may pay an amount up to the full applicable sales charge. G.R. Phelps may from time to time, at its own expense, provide promotional incentives to certain broker-dealers whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Accounts. Broker-dealers to whom substantially the entire sales charge is paid may be deemed to be underwriters as that term is defined under the Securities Act of 1933.

CONTINGENT DEFERRED SALES CHARGE

   Purchases of $500,000 or more are sold without an initial sales charge, but a sales charge of 1% may be imposed if you sell (or redeem) your shares within one year of purchase. This charge is called a contingent deferred sales charge or a CDSC. The 1% charge will be assessed on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller. In determining whether a CDSC will be charged, it will be assumed that those shares in your account which are not subject to a CDSC will be sold first. G.R. Phelps may, in its discretion, pay a commission which may be up to the full amount of the sales charge to its representatives or other broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $2,000,000 invested; .80% on the next $1,000,000; .20% on the next $2,000,000;
and .08% on the excess over $5,000,000. G.R. Phelps may pay a commission to other broker-dealers who initiate and are responsible for such purchases as follow: .9% on the first $2,000,000 invested; .75% on the next $1,000,000; .15%
on the next $2,000,000; and .075% on the excess over $5,000,000. Commissions will be reclaimed by G.R. Phelps if the shares are redeemed within the first 12 months.

   The CDSC is waived in the case of redemptions of shares made: (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Code;

(3) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (4) in connection with the redemption of shares of the Company due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (5) in connection with the Company's right to involuntarily redeem or liquidate an Account; (6) in connection with automatic redemptions pursuant to a SYSTEMATIC WITHDRAWAL PLAN but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Company's Articles of Incorporation, or as adopted by the Board of Directors of the Company.

REDUCING OR ELIMINATING YOUR SALES CHARGE

   REDUCING YOUR SALES CHARGE. You may qualify for a reduced sales charge on your investments through COMBINED PURCHASES, STATEMENT OF INTENTION AND RIGHTS OF ACCUMULATION.

   COMBINED PURCHASES

   You may aggregate purchases of shares of the Accounts and shares of other accounts in the Connecticut Mutual Family of Accounts with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of shares of each Account by a person listed below is determined by adding the value of shares to be purchased to the aggregate value (at current offering price) of shares of any of the other accounts in the Connecticut Mutual Family of Accounts previously purchased and then owned, provided that G.R. Phelps is notified by you or your broker-dealer each time a purchase is made which would qualify. For example, if you are investing $100,000 in the Massachusetts Account and your spouse owns shares of other accounts in the Connecticut Mutual Family of Accounts with a value of $75,000, you would pay a sales charge of 3.25% of the offering price of the new investment. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include tax qualified plans, such as an IRA or single participant Keogh-type plan, or by a company solely controlled by such individuals as defined in the Investment Company Act. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or single fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Code. Reduced sales charges apply to combined purchases by or for qualified employee benefit plans of a single corporation, or of corporations affiliated with each other in accordance with the Investment Company Act.

   STATEMENT OF INTENTION (SOI)

   You may combine the current value of all shares held in one or more accounts with the investment amounts intended over the next 13-month period to qualify for a reduced sales charge. The SOI may be backdated 90 days. See the SAI for the terms of the SOI. You must identify on the Application all accounts whose values are to be combined. If the intended investment is not made within the 13-month period, you must remit the additional sales charges, or sufficient shares will be redeemed from your account to cover the sales charge.

   RIGHTS OF ACCUMULATION

   The sales charge for new purchases of shares of an Account will be determined by aggregating the net asset value of all the CMIA accounts owned by the shareholder at the time of the new purchase. The rules listed under COMBINED PURCHASES may apply. You must identify on the Application all accounts to be linked for RIGHTS OF ACCUMULATION.

   ELIMINATING YOUR SALES CHARGE. THERE ARE VARIOUS METHODS BY WHICH YOU MAY ELIMINATE SALES CHARGES ON YOUR INVESTMENTS.

   Shares of an Account may be purchased without a sales charge by (1) any purchaser, provided the total initial amount invested in any Account or Accounts totals $500,000 or more, including investments made pursuant to the COMBINED PURCHASES, STATEMENT OF INTENTION AND RIGHTS OF ACCUMULATION features described in this prospectus; (2) Directors of the Company and members of their immediate family; (3) NASD registered representatives whose employer consents to such purchases, and by the spouses and immediate family members of such representatives, (4) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between G.R. Phelps and such group; and (5) an institution acting as a fiduciary on behalf of an individual or individuals, where such institution is directly compensated by the individual(s) for recommending the purchase of the shares of the Company, provided the institution has an agreement with G.R. Phelps. Purchases made pursuant to (1) above may be subject to a CDSC.

REINSTATEMENT PRIVILEGE

   A shareholder who has made a partial or complete redemption from an Account may reinvest all or part of the redemption proceeds in the same Account without imposition of a sales charge with respect to the amount invested, provided such reinvestment is effected within 30 days after the date of the redemption. NFDS must receive from the shareholder both a written request for reinvestment and a check. The reinvestment will be made at the next calculated net asset value after receipt. Redemptions are taxable transactions, and special tax rules may apply if a reinvestment occurs. Each shareholder should consult his/her own tax adviser as to the tax consequences of any redemption and/or reinvestment.

HOW TO SELL SHARES

   You can arrange to take money out of your share account(s) at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received in good form and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.

   TO SELL SHARES IN AN ACCOUNT, you may use any of the methods described below.

   IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open.

   TO SELL SHARES BY WIRE OR TELEPHONE, you will need to sign up for these services in advance by completing the appropriate sections in the Application.

   CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. Signature guarantees are designed to protect you and the Company from fraud. Your request to sell shares must be made in writing and include a signature guarantee if any of the following situations apply:

   - You request in writing to redeem more than $50,000 worth of shares,

   - Your account registration has changed within the last 30 days,

   - The check is being mailed to a different address than the one on our account (record address),

   - The check is being made payable to someone other than the account owner, or

   - The redemption proceeds are being transferred to an Account with a different registration.

   You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

SELLING SHARES IN WRITING BY MAIL

   Write a "letter of instruction" with:

   - Your name,

   - The Account's name,

   - Your account number,

   - The dollar amount or number of shares to be redeemed, and

   - Any other applicable requirements listed in the table below.

   - Mail the letter of instruction to the Company's transfer agent at:
              Connecticut Mutual Investment Accounts, Inc.
              P.O. Box 419694
              Kansas City, Missouri 64179-0948

   Unless otherwise instructed, the Company will send a check to the record address.

SELLING SHARES      ACCOUNT TYPE                                 SPECIAL REQUIREMENTS
------------------  -------------------------------------------  -------------------------------------------
BY MAIL             Individual, Joint Tenant Sole                - The letter of instruction must be signed
                    Proprietorship, UGMA, UTMA                     by all persons required to sign for
                                                                   transactions, exactly as their names
                                                                   appear on the account.

                    Trust                                        - The trustee must sign the letter
                                                                   indicating capacity as trustee. If the
                                                                   trustee's name is not in the account
                                                                   registration, provide a copy of the trust
                                                                   document certified within the last 60
                                                                   days.
                    Business or Organization                     - At least one person authorized by
                                                                   corporate resolution to act on the
                                                                   account must sign the letter.
                                                                 - Include a corporate resolution with
                                                                   corporate seal or a signature guarantee.
                    Executor, Administrator, Conservator,        - Call 1-800-322-CMIA for instructions.
                    Guardian
------------------------------------------------------------------------------------------------------------

BY PHONE            All account types except retirement          - Minimum request: $500, unless closing an
1-800-322-CMIA                                                     account.
                    All account types                            - You may exchange to other Accounts if
                                                                   both accounts are registered with the
                                                                   same name(s), address and taxpayer ID
                                                                   number.
------------------------------------------------------------------------------------------------------------

BY WIRE             All account types                            - Minimum wire: $1,000.
                                                                 - A voided check and your signature, which
                                                                   must be signature guaranteed, must
                                                                   accompany a wire redemption request
                                                                   unless you elected Telephone Redemption
                                                                   by wire on the initial application.
                                                                 - Your wire redemption request must be
                                                                   received before 4:00 p.m. Eastern time
                                                                   for money to be wired on the next
                                                                   business day.

INVESTOR SERVICES

   Connecticut Mutual provides a variety of services to help you manage your account.

24-HOUR SERVICE

   Call 1-800-322-CMIA (select option "1") for the following automated services. After normal business hours, please leave a message and someone will return your call during normal business hours.

   - Account balance

   - Last distribution

   - Prices

   - Account distributions

   - Service representative

   - Duplicate statement

   - Change PIN (Personal Identification Number)

   - Duplicate tax forms

INFORMATION SERVICES

   TELEPHONE REPRESENTATIVES are available during normal business hours to provide the information and services you need.

   STATEMENTS AND REPORTS sent to you include the following:

   - Confirmation statements (after every transaction, except reinvestments, automatic investments and automatic payroll investments, that affects your account balance or your account registration)

   - Quarterly consolidated account statements which summarize all account activity year-to-date

   - Financial reports (every six months)

   Call 1-800-322-CMIA (select option "2") if you need additional copies of financial reports or historical account information.

INVESTOR SERVICES

   One easy way to pursue your financial goals is to invest money regularly. The Company offers convenient services that let you transfer money into your account, or between accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply. Call 1-800-322-CMIA for more information.

   AUTOMATIC INVESTMENT PLAN lets you make regular monthly investments through an automatic withdrawal from your bank account ($100 minimum per Account). Forms are available to initiate this program from your registered representative, or by calling 1-800-322-CMIA.

   DOLLAR COST AVERAGING (DCA) INVESTMENT PROGRAMS let you set up monthly exchanges in amounts of $100 or more from one Account to any other Account. Sales charges may apply. Use of the DCA PROGRAM permits the purchase of shares of an Account on a scheduled basis which disregards fluctuations in net asset value. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Since the DCA PROGRAM involves continuous investment in securities regardless of the fluctuation of price levels of such securities, you should consider your financial ability to continue your purchases through periods of low price levels before deciding to invest this way.

   AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gain distributions paid by one Account into shares of another Account. The number of shares reinvested will be determined using the price in effect for the receiving Account on the dividend payment date for the Account whose dividend is to be invested. Sales charges may apply.

   EXCHANGE PRIVILEGE. You may exchange your shares of an Account for shares of any other account in the Connecticut Mutual Family of Accounts by writing to NFDS or calling 1-800-322-CMIA. To obtain a current prospectus for other accounts, please call 1-800-322-CMIA (select option "3"). You should consider the differences in investment objectives and expenses of an account as described in its prospectus before making an exchange. The Account you are exchanging into must be registered for sale in your state.

   Exchanges are taxable transactions and may be subject to special tax rules about which you should consult your own tax adviser. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Shareholder and Account Policies -- Exchange Restrictions."

   SYSTEMATIC WITHDRAWAL PLANS let you set up monthly redemptions from any account with a value of $10,000 or more. You may direct the Company to make regular payments in fixed dollar amounts of $50 or more, or in an amount equal to the value of a fixed number of shares. If these payments are to go to someone other than the registered owner(s) of the account, a signature guarantee is required on the SYSTEMATIC WITHDRAWAL PLAN application. The Company reserves the right to institute a charge for this service.

   Maintaining a SYSTEMATIC WITHDRAWAL PLAN at the same time regular additional investments are being made into any Account is not recommended because a sales charge will be imposed on the new shares at the same time shares are being redeemed to make the periodic payments under the SYSTEMATIC WITHDRAWAL PLAN.

   The Company may amend or terminate the SYSTEMATIC WITHDRAWAL PLAN on 30 days' prior written notice to any participating shareholders.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS

   THE  COMPANY IS OPEN FOR  BUSINESS each day that  the New York Stock Exchange
(NYSE) is open. The Company normally calculates an Account's net asset value as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

   AN ACCOUNT'S NAV is the value of a single share. The NAV is computed by adding the value of the Account's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Because an Account invests substantially all of its assets in its corresponding Portfolio, an Account's NAV will reflect the value of its interest in that Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

   A PORTFOLIO'S NAV is computed by subtracting the liabilities of the Portfolio from the value of its total assets. Because the market for municipal obligations is a dealer market with no central trading location or continuous quotation, municipal obligations generally are valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities and yield to maturity in determining value. Taxable obligations for which price quotations are readily available normally will be valued at the mean between the latest available bid and asked prices. Other assets are valued at fair value using methods determined in good faith by a Portfolio's Trustees.

   WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or other taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you are subject to backup withholding, the IRS can require the Company to withhold 31% of your taxable distributions and the proceeds of redemptions (including exchanges).

   YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Note that the Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Telephone representatives will request personalized security codes or other information and will also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. IF YOU DO NOT WANT THE ABILITY TO REDEEM AND EXCHANGE BY TELEPHONE, CALL 1-800-322-CMIA FOR INSTRUCTIONS.

   IF YOU ARE UNABLE TO REACH THE COMPANY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by overnight mail.

   EACH ACCOUNT RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each Account also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions." Purchase orders may be refused if, in the Company's opinion, they are of a size that would disrupt management of an Account.

   WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

   - All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. You may not purchase shares with a third party check.

   - If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Account or its transfer agent has incurred.

   TO AVOID THE COLLECTION PERIOD associated with checks, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

   WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:

   - Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect an Account, it may take up to seven days to pay you.

   - As mentioned above, an Account may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 calendar days.

   - Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

   The Company's Board of Directors reserves the right to close your account if it has a current net asset value of less than $1,000 by redeeming all remaining shares in your account. No such redemption will be effected unless you have been given at least 60 days' notice and your account has existed at least 24 months.

EXCHANGE RESTRICTIONS

   As a shareholder, you have the privilege of exchanging shares of an Account for shares of any other account in the Connecticut Mutual Family of Accounts. However, you should note the following:

   - The Account you are exchanging into must be registered for sale in your state.

   - You may only exchange between accounts that are registered in the same name, address and taxpayer identification number.

   - The minimum amount you may exchange from one Account into another is $500 or the total value of the Account if less than $500.

   - If you wish to make more than 12 exchanges in a 12-month period, an exchange fee of .75% of the net asset value of the shares redeemed will be charged. Exchanges made pursuant to the DCA Program are not subject to this fee.

   - You may exchange your shares for shares of any Account in the Connecticut Mutual Family of Accounts without the imposition of a sales charge at the time of the exchange.

   - Exchanges may have tax consequences for you. Consult your tax adviser for advice.

   - An Account reserves the right to refuse exchange purchases by any person or group if, in the Company's judgment, an Account would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

   - Your exchanges may be restricted or refused if an Account receives or anticipates simultaneous orders affecting significant portions of the Account's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account.

   - Although an Account will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Each Account reserves the right to terminate or modify the exchange privilege in the future.

                  (This page has been left blank intentionally.)

         CMIA SHAREHOLDER SERVICES AGENT
            National Financial Data Services
            P.O. Box 419694
            Kansas City, Missouri 64179-0948
            1-800-322-CMIA

         YOUR REPRESENTATIVE IS:






                                   Principal Underwriter
                                   G.R. Phelps & Co., Inc.
                                   140 Garden Street
                                   Hartford, Connecticut 06154
                         [LOGO]    CONNECTICUT
                                   MUTUAL
                                   The Blue Chip Company
                                   Custodian
                                   Investors Bank & Trust Company
                                   24 Federal Street
                                   Boston, Massachusetts 02110
                                   Independent Public Accountants
                                   Arthur Andersen, LLP
                                   One Financial Plaza
                                   Hartford, Connecticut 06103


                              C     M     I     A

                  CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.
                        Prospectus dated March 31, 1995


                              P R O S P E C T U S
                                       &
                             A P P L I C A T I O N


                           [LOGO]  CONNECTICUT
                                   MUTUAL
                                   The Blue Chip Company

                                                                      APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS+

MOODY'S INVESTORS SERVICE, INC.

MUNICIPAL BONDS

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

-------------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of a Portfolio's fiscal year end.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

   Should no rating be assigned, the reason may be one of the following:

   1. An application for rating was not received or accepted.

   2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

   3. There is a lack of essential data pertaining to the issue or issuer.

   4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

   NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

   RATINGS: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such rating recognizes the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

   A short-term rating may also be assigned on an issue having a demand feature, variable rate demand obligation (VRDO). Such ratings will be designated as VMIG, SG or if the demand feature is not rated, NR. A short-term rating on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

COMMERCIAL PAPER

   Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

   Issuers (or supporting institutions) rated PRIME-1 or P-1 have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by many of the following characteristics:

   -- Leading market positions in well established industries.

   -- High rates of return on funds employed.

   -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

   -- Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

   Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

   Issuers (or supporting institutions) rated PRIME-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

   Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

   The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

   The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   PROVISIONAL RATINGS: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

   NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

   S&P's note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

   -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

   Note rating symbols are as follows:

   SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   SP-3: Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

   S&P's commercial paper ratings are a current assessment of the likelihood of timely payment of debts considered short-term in the relevant market.

   A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

   A-1: This designation indicates  that the degree  of safety regarding  timely
payment   is  strong.  Those   issues  determined  to   possess  extremely  safe
characteristics are denoted with a plus (+) sign designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

   C: This rating is assigned to short-term debt obligations with doubtful capacity for payment.

   D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                         FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1 +".

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C: Bonds are in imminent default in payment of interest or principal.

   DDD, DD, AND D: Bonds are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

   NR: Indicates that Fitch does not rate the specific issue.

   CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a Specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   F-1 +: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

   F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1 +" and "F-1" categories.

   F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

   NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

   Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      APPENDIX B


                         NATIONAL MUNICIPALS PORTFOLIO

                         ASSET COMPOSITION INFORMATION
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1994


                 MUNICIPAL BONDS
                  MOODY'S RATING

                                        PERCENT OF
                                        NET ASSETS
                                        ----------
Aaa...................................       17.10
Aa....................................        5.08
Aa2...................................        3.29
A1....................................        4.53
A.....................................        2.64
A2....................................        0.97
Baa1..................................        7.92
Baa...................................        7.00
Baa2..................................        3.88
Baa3..................................        3.95
Ba1...................................        4.48
Ba....................................        0.20
Ba3...................................        0.45
B2....................................        0.55
B3....................................        0.97
Unrated...............................       34.59
Cash & Equiv..........................        2.40
                                        ----------
                                            100.00%


                 MUNICIPAL BONDS
                   S&P'S RATING


                                        PERCENT OF
                                        NET ASSETS
                                        ----------
AAA...................................       17.17
AA+...................................        0.13
AA....................................        6.08
AA-...................................        4.63
A+....................................        2.41
A.....................................        2.59
A-....................................        2.23
BBB+..................................        3.74
BBB...................................        8.05
BBB-..................................        3.00
BB+...................................        4.09
BB....................................        8.92
BB-...................................        0.97
B.....................................        0.45
Unrated...............................       33.14
Cash & Equiv..........................        2.40
                                        ----------
                                            100.00%

    The chart above indicates the weighted average composition of the securities held by the Portfolio for the period ended September 30, 1994, with the debt securities rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group separated into the indicated categories. The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month during the fiscal year. The chart does not necessarily indicate what the composition of the securities held by the Portfolio will be in the current and subsequent fiscal years.

    For a description of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group ratings of municipal bonds, see the Appendix to the Statement of Additional Information.

                                                                      APPENDIX C

                  SUMMARIES OF RECENT ECONOMIC DEVELOPMENTS IN
         CALIFORNIA, MASSACHUSETTS, NEW YORK, OHIO AND THE TERRITORIES

    Because each State Portfolio will normally invest at least 65% of its assets in the obligations of its corresponding State, it is susceptible to factors affecting that State. Each Portfolio (except the California Portfolio) may also invest up to 5% of its net assets in obligations issued by the governments of Guam and the U.S. Virgin Islands and up to 35% of its assets in obligations issued by the government of Puerto Rico. The California Portfolio will not invest more than 5% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam and, under normal circumstances, the California Portfolio will not invest in the aggregate more than 20% of its assets in the obligations of the Territories. Set forth below is certain economic and tax information concerning the States in which the Portfolios invest and the Territories.

    CALIFORNIA. California has experienced severe economic and fiscal stress over the past four years. The recession that began in the U.S. in 1990 marked the start of the deepest recession in California since the Great Depression. Between 1990 and 1993, California lost 3% of its total employment base and nearly 16% of higher paying manufacturing jobs. This was during a period when population increased 6%. The unemployment rate in California was 9.1% in 1992 and 9.2% in 1993, well above the U.S. rates of 7.4% and 6.8% for the same periods, respectively. California's economic weakness has continued into 1994; unemployment was 7.7% in November, compared to a U.S. rate of 5.6%.

    The weak economy has seriously undermined the government's ability to accurately estimate tax revenues and has increased social service expenditures for recession-related welfare case loads. In addition, the continued influx of illegal immigrants has strained the State's welfare and health care systems. The result of these various problems is a $2 billion accumulated budget deficit and a heavy reliance on short-term borrowing for day-to-day operations. Short-term borrowing increased from 7.8% of general fund receipts in 1990 to 12.4% in 1992 to a projected 16% in 1995. In July, 1994, the State issued $7 billion in short-term debt, an unprecedented amount for a state.

    The $2 billion budget deficit built up during the 1991 and 1992 fiscal years and was not adequately addressed during the 1993 or 1994 fiscal years, despite a Deficit Retirement and Reduction Plan put in place in June, 1993. The budget for fiscal year 1995 (which commenced on July 1, 1994) includes general fund expenditures of $40.9 billion, a 4.2% increase over 1993-94, and general fund revenues of $41.9 billion, a 5.2% increase. A revised Deficit Retirement and Reduction Plan was adopted which anticipated the elimination of the deficit by April, 1996. Key to this revised plan is the assumed receipt of $2.8 billion in Federal aid from the Federal government to offset the mounting costs associated with illegal immigrants. As this money is in no way assured, the budget includes a "trigger" mechanism that would require automatic spending cuts should actual cash flow deviate significantly from projections. There can be no assurances that bonds, some of which may be held by the Portfolio, issued by California entities would not be adversely affected should this "trigger" be used.

    On January 17, 1994, a major earthquake struck the Los Angeles area causing significant property damage. Preliminary estimates of total property damage approximate $15 billion. The Federal government has approved $9.5 billion for earthquake relief. The Governor has estimated that the State will have to pay approximately $1.9 billion for relief not otherwise covered by the Federal aid. The Governor has proposed to cover $1.05 billion of relief costs from a general obligation bond issue, but that proposal was rejected by California voters in June 1994. The Governor subsequently announced that funds earmarked for other projects would be used for earthquake relief.

    On December 7, 1994, Orange County, California (the "County"), together with its pooled investment fund (the "Fund") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Fund had suffered significant market losses in its investments caused a liquidity crisis for the Fund and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Fund. As of December 13, 1994, the County estimated the Fund's loss at about $2 billion, or 27% or its initial deposits of around $7.4 billion. These losses could increase as the County sells investments to restructure the Fund, or if interest rates rise. Many of the entities which kept moneys in the Fund, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. The County and some of these entities have, and others may in the future, default in payment of their obligations. Moody's and S&P have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Fund. As of December 1994, the Portfolio did not hold any direct obligations of the County. However, the Portfolio did hold bonds of some of the governmental units that had money invested with the County; the impact of the loss of access to these funds, the loss of expected investment earnings and the potential loss of some of the principal invested is not known at this point. There can be no assurances that these holdings will maintain their current ratings and/or liquidity in the market.

    Although the State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. Longer term, this financial crisis could have an adverse impact on the economic recovery that has only recently taken hold in Southern California.

    California voters have approved a series of amendments to the California State constitution which have imposed certain limits on the taxing and spending powers of the State and local governments. While the State legislature has, in the past, enacted legislation designed to assist California issuers in meeting their debt service obligations, other laws limiting the State's authority to provide financial assistance to localities have also been enacted. Because of the uncertain impact of such constitutional amendments and statutes, the possible inconsistencies in their respective terms and the impossibility of reducing the level of future appropriations and applicability of related statute to such questions, it is not currently possible to assess the impact of such legislation and policies on the ability of California issuers to pay interest or repay principal on their obligations.

    As of the date of this Prospectus, as a result of the significant economic and fiscal problems described above, the State's debt has been downgraded by all three rating agencies from Aa to A-1 by Moody's, from A+ to A by S&P, and from AA to A by Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. California's political subdivisions may have different ratings which are unrelated to those of the State.

    MASSACHUSETTS.   In  recent  years,  the   Commonwealth  has  experienced  a
significant economic slowdown, and has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate was 6.4% as of October 1994, while the national unemployment rate was 5.8%.

    Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the Commonwealth (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited. Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs. This limitation on cities and towns to generate revenues could create a demand for increases in state-funded local aid. The recent difficulties experienced by the Commonwealth have resulted in a substantial reduction in local aid from the Commonwealth, which may create financial difficulties for certain municipalities.

    General obligations of Massachusetts are rated A, A+ and A+ by Moody's, S&P and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

    NEW YORK. New York is the second most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State's general credit standing has historically reflected its diverse and substantial economic base. However, as the result of a recession ending in the first quarter of 1993, 560,000 jobs were lost statewide (equal to 6.7% of the peak employment figure for 1989). Since the first quarter of 1993, 100,130 jobs have been added, with nearly half of such jobs occurring in the first quarter of 1994. In fiscal year 1993, however, the State began the process of financial reform. The 1993 and 1994 financial plans exceeded expectations and produced operating surpluses in both years.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State. In some cases, the State has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    Like the State, New York City has experienced financial difficulties in recent years and continues to experience such difficulties owing, in part, to lower than anticipated revenues. Because New York City taxes comprise 40% of the State's tax base, the City's difficulties adversely affect the State. Both the State and the City will be constrained in addressing future fiscal problems by their high current level of taxes.

    In June 1994, the Governor approved the 1994-1995 budget, which reduces taxes by $476 million in the 1994-1995 fiscal year and by more than $1.6 billion when fully implemented. A reduction in both State and City personal income taxes scheduled to take effect in 1994 has been deferred for one year as a part of the 1994-1995 budget.

    Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to pay obligations supported by such taxes. A variety of additional court actions have been brought against the State and certain agencies and municipalities relating to financings, amount of real estate tax, use of tax revenues and other matters which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

    New York's general obligations are rated A, A- and A+ by Moody's, S&P and Fitch, respectively. S&P currently assesses the rating outlook for New York obligations as "positive." New York City obligations are rated Baa1, A- and A-by Moody's, S&P and Fitch, respectively. On January 17, 1995, S&P placed the City's general obligation bonds on CreditWatch with negative implications as the result of plans by the City to refund some of its debt to provide budget savings in its 1995 fiscal year. S&P stated that, by April 1995, if the City continues to use budget devices such as debt refundings or fails to get ongoing budget relief from the State, S&P would lower the rating on New York City general obligation debt to the "BBB" category. Any such downward revision could have an adverse effect on the obligations held by the New York Portfolio.

    OHIO. The State's economy is reliant in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio tends to be more cyclical than in some other states and in the nation as a whole. Unemployment declined from 6.5% to 4.2% between November 1993 and November 1994. The national unemployment rate in November 1994 was 5.6%. In fiscal 1993, a projected $520 million budget gap was addressed through tax increases and appropriation cuts. The fiscal year 1994 budget was balanced, and the State's General Revenue Fund had an ending fund balance of $560 million.

    General obligations of Ohio are rated Aa and AA by S&P and Moody's, respectively (except that highway obligations are rated Aaa by S&P). Fitch does not currently rate the State's general obligations.

    PUERTO RICO, GUAM AND THE U.S. VIRGIN ISLANDS. Currently, S&P rates Puerto Rico general obligations debt A, while Moody's rates it Baa1; these ratings have been in place since 1956 and 1976, respectively. Reliance on nonrecurring revenues and economic weakness led S&P to change its outlook from stable to negative. A Portfolio may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from fiscal 1984 through fiscal 1990, the rate of this expansion slowed during fiscal years 1991, 1992 and 1993. Growth in fiscal 1994 will depend on several factors, including the state of the U.S.

economy and the relative stability in the price of oil, the exchange rate of the U.S. dollar and the cost of borrowing. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted unemployment rate for August 1994 was approximately 14.5%. The North American Free Trade Agreement (NAFTA), which became effective January 1, 1994, could lead to the loss of Puerto Rico's lower salaried or labor intensive jobs to Mexico.